POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints James W. Kiser and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 1997, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                            NATIONSBANK CORPORATION


                                            By:   /s/ Hugh L. McColl, Jr.
                                                  Hugh L. McColl, Jr.
                                                  Chief Executive Officer

Dated:  January 28, 1998

Signature                                   Title                                    Date
---------                                   -----                                    ----
/s/ Hugh L. McColl, Jr.             Chief Executive Officer and Director        January 28, 1998
(Hugh L. McColl, Jr.)               (Principal Executive Officer)

/s/ James H. Hance, Jr.             Vice Chairman, Chief Financial Officer      January 28, 1998
(James H. Hance, Jr.)               and Director (Principal Financial Officer)

/s/ Marc D. Oken                    Executive Vice President and                January 28, 1998
(Marc D. Oken)                      Chief Accounting Officer
                                    (Principal Accounting Officer)

/s/ Andrew B. Craig, III            Chairman of the Board                       January 28, 1998
(Andrew B. Craig, III)

/s/ Ray C. Anderson                 Director                                    January 28, 1998
(Ray C. Anderson)

/s/ William M. Barnhardt            Director                                    January 28, 1998
(William M. Barnhardt)

/s/ Rita Bornstein                  Director                                    January 28, 1998
(Rita Bornstein)

/s/ B.A. Bridgewater, Jr.           Director                                    January 28, 1998
(B.A. Bridgewater, Jr.)

/s/ Thomas E. Capps                 Director                                    January 28, 1998
(Thomas E. Capps)

/s/ Alvin R. Carpenter              Director                                    January 28, 1998
(Alvin R. Carpenter)

/s/ Charles W. Coker                Director                                    January 28, 1998
(Charles W. Coker)

/s/ Thomas G. Cousins               Director                                    January 28, 1998
(Thomas G. Cousins)

(Alan T. Dickson)                   Director                                    January 28, 1998

/s/ Paul Fulton                     Director                                    January 28, 1998
(Paul Fulton)

(Timothy L. Guzzle)                 Director                                    January 28, 1998

/s/ C. Ray Holman                   Director                                    January 28, 1998
(C. Ray Holman)

/s/ W. W. Johnson                   Director                                    January 28, 1998
(W.W. Johnson)

/s/ Kenneth D. Lewis                President and Director                      January 28, 1998
(Kenneth D. Lewis)

/s/ Russell W. Meyer, Jr.           Director                                    January 28, 1998
(Russell W. Meyer, Jr.)

(Richard B. Priory)                 Director                                    January 28, 1998

/s/ Charles E. Rice                 Director                                    January 28, 1998
(Charles E. Rice)

(John C. Slane)                     Director                                    January 28, 1998

/s/ O. Temple Sloan, Jr.            Director                                    January 28, 1998
(O. Temple Sloan, Jr.)

/s/ John W. Snow                    Director                                    January 28, 1998
(John W. Snow)

/s/ Meredith R. Spangler            Director                                    January 28, 1998
(Meredith R. Spangler)

/s/ Albert E. Suter                 Director                                    January 28, 1998
(Albert E. Suter)

/s/ Ronald Townsend                 Director                                    January 28, 1998
(Ronald Townsend)

/s/ Jackie M. Ward                  Director                                    January 28, 1998
(Jackie M. Ward)

/s/ John A. Williams                Director                                    January 28, 1998
(John A. Williams)

/s/ Virgil R. Williams              Director                                    January 28, 1998
(Virgil R. Williams)

                                      -3-